Accounts Payable - Summary of Accounts Payable (Detail) - ARS ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Non-Current
Accounts payable for investments in Property, plant and equipment	$ 0	$ 154,617
Total	0	154,617
Current
Suppliers	4,124,029	4,833,691
Related parties (Note 19)	393,664	432,510
Accounts payable for Investments in Property, plant and equipment	1,666,010	1,602,064
Provisions for expenses	1,692,572	1,272,041
Total	$ 7,876,275	$ 8,140,306